                                                                   EXHIBIT 10.21

                              EXCHANGE AGREEMENT

                                     AMONG

                     NEUROCRINE BIOSCIENCES (CANADA) INC.

                                      AND

                         NEUROCRINE BIOSCIENCES, INC.

                                      AND

                                 THE INVESTORS



                                MARCH 29, 1996


                      [CONFIDENTIAL TREATMENT REQUESTED]

                               TABLE OF CONTENTS

                                                                                     PAGE
ARTICLE 1 - DEFINITIONS.............................................................    1

ARTICLE 2 - TAX CREDIT WARRANTS.....................................................    4
    2.1    Tax Credit Warrants......................................................    4
    2.2    Issuance of Tax Credit Warrants..........................................    5

ARTICLE 3 - EXERCISE OF CERTAIN RIGHTS..............................................    5
    3.1    NBCI's Option to Purchase Series A Preferred Shares......................    5
    3.2    Corporate Collaboration..................................................    6
    3.3    Investors' Option to Put Series A Preferred Shares Due to Corporate
           Collaboration............................................................    7
    3.4    Investors' Unconditional Option to Put Series A Preferred Shares.........    7
    3.5    Waiver of Right of Redemption............................................    8

ARTICLE 4 - REPRESENTATIONS AND WARRANTIES IN RELATION TO NBCI......................    8
    4.1    Representations and Warranties in relation to NBCI.......................    8
    4.2    Organization and Standing; Certificate and By-laws.......................    8
    4.3    Corporate Power..........................................................    8
    4.4    Authorization............................................................    8
    4.5    Title to Properties and Assets...........................................    9
    4.6    Patents, Trademarks......................................................    9
    4.7    Compliance with Other Instruments........................................    9
    4.8    Litigation...............................................................   10
    4.9    No Governmental Consent or Approval Required.............................   10
    4.10   Securities Law Exemption.................................................   10
    4.11   Brokers or Finders.......................................................   10
    4.12   Business.................................................................   11
    4.13   Disclosure...............................................................   11

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF NBI...................................   11
    5.1    Representations and Warranties of NBI....................................   11
    5.2    Organization and Standing; Certificate and By-laws.......................   11
    5.3    Corporate Power..........................................................   11
    5.4    Capitalization...........................................................   11
    5.5    Authorization............................................................   12
    5.6    Compliance with Other Instruments........................................   12

    5.7    Registration Rights......................................................  13
    5.8    Litigation...............................................................  13
    5.9    No Governmental Consent or Approval Required.............................  13
    5.10   Securities Law Exemption.................................................  13
    5.11   Brokers or Finders.......................................................  14
    5.12   Investment Company.......................................................  14
    5.13   Disclosure...............................................................  14

ARTICLE 6 - REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.........................  14
    6.1    Representations and Warranties of the Investors; Restrictions on
           Transferability of Securities............................................  14
    6.2    Authorization............................................................  14
    6.3    Investment...............................................................  14
    6.4    Rule 144 and Regulation S................................................  14
    6.5    No Public Market.........................................................  15
    6.6    Access to Data...........................................................  15
    6.7    Brokers or Finders.......................................................  15
    6.8    California Corporate Securities Laws.....................................  15
    6.9    Transfer of Restricted Securities........................................  15
    6.10   Legends..................................................................  16

ARTICLE 7 - UNDERTAKINGS............................................................  16
    7.1    Delivery of Warrants and availability of shares of Common Stock..........  16
    7.2    Registration of Warrants.................................................  17

ARTICLE 8 - REGISTRATION RIGHTS.....................................................  17
    8.1    Registration Rights......................................................  17

ARTICLE 9 - MISCELLANEOUS...........................................................  17
    9.1    Execution of Counterpart.................................................  17
    9.2    Governing Law............................................................  17
    9.3    Survival.................................................................  17
    9.4    Entire Agreement.........................................................  17
    9.5    Severability.............................................................  18
    9.6    Delays or Omissions......................................................  18
    9.7    Notices..................................................................  18
    9.8    Titles and Subtitles.....................................................  18
    9.9    Language.................................................................  18

                               EXCHANGE AGREEMENNT


     This Exchange Agreement is entered into and made effective as of March 29, 1996, among Neurocrine Biosciences (Canada) Inc., a Canadian corporation ("NBCI"), Neurocrine Biosciences, Inc., a California corporation ("NBI"), and the undersigned investors (collectively the "INVESTORS" and individually an "INVESTOR").


                                R E C I T A L S
                                ---------------

     A. The Investors have subscribed for and are the holders of the Series A Preferred Shares of NPI;

     B. The Investors and NBCI wish to grant one another certain call and put rights with respect to the Series A Preferred Shares, and to create certain other rights and obligations among them.

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby stipulate and agree as follows:


                            ARTICLE 1 - DEFINITIONS

     The following terms shall have the following meanings as used in this
Agreement:

     1.1 "Acquiror" shall have the meaning ascribed thereto at section 3.1 hereof.

     1.2 "Acquisition" shall have the meaning ascribed thereto at section 3.1 hereof.

     1.3 "Affiliate" means an individual, trust, business trust, joint venture, partnership, corporation, association or any other entity which (directly or indirectly) is controlled by, controls or is under common control with a party hereto. For the purposes of this definition, the term "control" (including, with correlative meanings, the term "controlled by" and "under common control with") as used with respect to any party hereto, shall mean ownership of more than 50% of the voting interest.

     1.4 "Agreement" means this Exchange Agreement and any instrument supplemental or ancillary hereto, including the Exhibits, and the expression "Article", "section", "paragraph" and "clause" followed by a number or a letter means and refers to the specific Article, section, paragraph or clause of this Exchange Agreement.

     1.5  "Amount Invested" shall have the meaning ascribed thereto at section
3.1 hereof.

     1.6  "Closing Date" means the date on which the Closing occurs.

     1.7 "Closing" means the closing of the sale and purchase of the Units under the Unit Purchase Agreement.

     1.8  "Common Shares" means the common shares in the capital of NPI.

     1.9  "Common Stock" means the common stock in the capital of NBI.

     1.10 "Corporate Collaboration" shall have the meaning ascribed thereto at section 3.2 hereof.

     1.11 "Corporate Collaborator" shall have the meaning ascribed thereto at section 3.2 hereof.

     1.12 "Credits" shall have the meaning ascribed thereto at section 2.1 hereof.

     1.13 "Development" shall have the meaning ascribed thereto in the Research and Development Agreement.

     1.14 "Fair Market Value" means the value per share of the Common Stock determined as of the date of issuance of the Series B-2 Warrants or the Series D Warrants, as the case may be, by an investment banker, agreed upon by shareholders of NPI which together own more than 50% of the Common Shares, in comparison with other scientific research and development companies at a similar stage of maturity.

     1.15 "Field" means [*] (c) such other fields as may be mutually agreed to by NBCI and NPI.

     1.16 "First Credit Period" shall have the meaning ascribed thereto at paragraph 2.1(b) hereof.

     1.17 "Investors Rights Agreement" shall have the meaning ascribed thereto at section 5.7 hereof.

     1.18 "IPO" shall have the meaning ascribed thereto at paragraph 2.1(b) hereof.

                     [* CONFIDENTIAL TREATMENT REQUESTED]

     1.19 "IPO Price" means the offering price per share for shares of Common Stock referred to in the registration statement filed by NBI with the Securities and Exchange Commission (prior to deduction of underwriters' discounts and other offering expenses).


     1.20 "Market Price" means the average closing price of the Common Stock on the stock exchange on which such Common Stock is listed for trading, for the five trading days preceding each date of issuance of the Series B-2 Warrants.

     1.21 "Material Adverse Effect" means any adverse effect or change in the condition (financial or otherwise), business, results of operations, prospects, assets, liabilities or operations of the referenced entity or on its ability to consummate the transactions contemplated hereby or any event or condition which may, with the passage of time, have such an effect or result in such a change.

     1.22 "NPI" means Neuroscience Pharma (NPI) Inc., a Canadian corporation.

     1.23 "Person" means an individual, corporation, company, cooperative, partnership, trust, unincorporated association, entity with judicial personality or governmental body.

     1.24 "Product" shall have the meaning ascribed thereto in the Research and Development Agreement.

     1.25 "Put Notice" shall have the meaning ascribed thereto at section 3.3 hereof.

     1.26 "Research" shall have the meaning ascribed thereto in the Research and Development Agreement.

     1.27 "Research and Development Agreement" means the Research and Development Agreement entered into today between NBCI and NPI.

     1.28 "Rule 144" shall have the meaning ascribed thereto at section 6.4 hereof.

     1.29 "Second Credit Period" shall have the meaning ascribed thereto at paragraph 2.1(b) hereof.

     1.30 "Series A Preferred Shares" means the Series A Preferred Shares in the capital of NPI.

     1.31 "Series B-1 Warrants" shall have the meaning ascribed thereto at paragraph 2.1(b) hereof.

     1.32 "Series B-2 Warrants" shall have the meaning ascribed thereto at paragraph 2.1(b) hereof.

     1.33 "Series C Warrants" shall have the meaning ascribed thereto at section 3.1 hereof.

     1.34 "Series D Warrants" shall have the meaning ascribed thereto at section 3.4 hereof.

     1.35 "Stock Call Price" shall have the meaning ascribed thereto at section
3.1 hereof.

     1.36 "Stock Put Price" shall have the meaning ascribed thereto at section
3.3 hereof.

     1.37 "Termination Notice" means the written notice given by NBCI to terminate the Research and Development Agreement, as defined at Article 7 thereof.

     1.38 "Third Party" means any entity other than NBCI, NPI, the Investors and Affiliates thereof.

     1.39 "Unit Purchase Agreement" means the Unit Purchase Agreement entered into today among NBI, NPI and the Investors.

     1.40 "Warrants" means the Series B-1, B-2, C and D Warrants or any of them, as the case may be.


                        ARTICLE 2 - TAX CREDIT WARRANTS

     2.1  Tax Credit Warrants.  In the event that NPI shall be entitled to
          -------------------
receive and actually receives refundable Canadian and provincial government tax credits (the "Credits") for Research and Development, during the First Credit Period and the Second Credit Period, NBCI shall deliver warrants to each Investor exercisable for the number of shares of Common Stock and at an exercise price determined as set forth below:

     (a) for Credits received, which are earned during the period commencing on the Closing Date and ending on June 30, 1998 (the "First Credit Period"), the warrants shall be in the form of EXHIBIT A-1 attached hereto (the "Series B-1 Warrants") and shall be exercisable on or before the tenth anniversary of the date of issuance thereof, at an exercise price of US $7.75 per share, for the registered holder's pro rata portion of that number of shares of Common Stock which is equal to 25% of the Credits received in relation to each year or part thereof for the First Credit Period divided by US $7.75; and

     (b) for Credits received, which are earned during the period commencing on July 1, 1998 and ending on the date Credits are no longer earned (the "Second Credit Period"), the warrants shall be in the form of EXHIBIT A-2 attached hereto (the "Series B-2 Warrants") and shall be exercisable on or before the tenth anniversary of the date of issuance thereof, at an exercise price in US$ equal to either 110% of the Market Price or, in the event there has not been an initial public offering for Common Stock (an "IPO"), the Fair Market Value, for the registered holder's pro rata portion of that number of shares of Common Stock which is equal to 25% of the Credits received in relation to each year or part thereof for the Second Credit Period divided by either the Market Price or, in the event there has not been an IPO, the Fair Market Value.

     The pro rata portion of that number of shares of Common Stock which each Investor shall be entitled to receive on the exercise of each Series B-1 and B-2 Warrant is reflected in EXHIBIT B attached hereto.

     2.2  Issuance of Tax Credit Warrants.  All Series B-1 and B-2 Warrants
          --------------------------------
shall be issued promptly after the end of each fiscal year of NPI, after final assessment by the appropriate tax authorities, based upon the amount of Credits received for such year or part thereof as shown by NPI's audited financial statements prepared in accordance with generally accepted accounting principles. For greater certainty, no Credits shall be deemed to be earned, received or refundable unless payment in respect thereof is actually received by NPI from the appropriate tax authority.


                     ARTICLE 3 - EXERCISE OF CERTAIN RIGHTS


     3.1  NBCI's Option to Purchase Series A Preferred Shares.  It is understood
          ---------------------------------------------------
by the parties hereto that NBCI may, at its option, exercise its right to terminate the license granted to NPI, as provided in Article 7 of the Research and Development Agreement. In the event such license is terminated by NBCI with respect to all Products, NBCI shall, upon the expiry of the period of 30 days following the Termination Notice, unless the right to cause NBCI to purchase the Series A Preferred Shares of the Investors pursuant to either section 3.3 or 3.4 below has been exercised, purchase the Series A Preferred Shares held by the Investors for a price, as more fully described below, which will provide the Investors with a 35% return, compounded annually, on the total investment made by the Investors at Closing for each year or part thereof during the period commencing on the Closing Date and ending on the date NBCI purchases the Series A Preferred Shares pursuant to this provision. The price to be paid by NBCI to each Investor for its Series A Preferred Shares shall be an amount of cash or, at the option of NBCI, warrants in the form of EXHIBIT C attached hereto (the "Series C Warrants") to purchase Common Stock if at the time of such payment the Common Stock is then publicly traded, with such Common Stock valued at the average closing price for the five trading days which precede by two trading days the date NBCI purchases the Series A Preferred Shares pursuant to this provision (the "Stock Call Price") or, at the option of NBCI, a combination of cash or Series C Warrants, the aggregate value of which shall equal the amount of funds invested in NPI at Closing by such Investor (the "Amount Invested"), plus a 35% return, compounded annually, with such calculation to be performed with respect to each investment in NPI made by the Investors on a different date. Notwithstanding anything to the contrary contained herein, to the extent an Investor causes NBCI to purchase Series A Preferred Shares pursuant to either section 3.3 or 3.4 below, the said 35% return to such Investor shall be calculated on the basis of the difference between (a) the Amount Invested and (b) the Amount Invested multiplied by a fraction, the numerator of which is the number of Series A Preferred Shares purchased by NBCI pursuant to either section 3.3 or 3.4 below and the denominator of which is the number of Series A Preferred Shares issued at Closing to such Investor. Following the date of closing of an acquisition of NBI (an "Acquisition") by a Third Party (the "Acquiror"), whether by way of merger or sale of assets or outstanding stock, immediately after which transaction the shareholders of NBI own 50% or less of the outstanding voting securities of the surviving entity, NBCI at its option may substitute shares or warrants to purchase shares of common stock of the Acquiror in lieu of the Series C Warrants to make the payment referred to above, provided that the common stock of the Acquiror is then publicly traded, with such common stock of the Acquiror to be valued at the Stock Call Price of the Acquiror's common stock.

     3.2  Corporate Collaboration.  NBCI and the Investors agree that NPI may
          ------------------------
collaborate (the "Corporate Collaboration") with another pharmaceutical or biotechnological company (the "Corporate Collaborator") that calls for the joint Research or Development of a Product in the Field in consideration of up-front payments, license fees, royalties or other rights. If, as a result of the Corporate Collaboration, the license granted to NPI pursuant to section 2.3 of the Research and Development Agreement is terminated, with respect to one or more Products, and transferred to the Corporate Collaborator, each Investor shall be entitled to receive payment in cash equivalent to the lesser of (a) the Investor's pro rata portion, as set forth in Exhibit B attached hereto, of 10% of the cash actually paid to NBCI by the Corporate Collaborator as up-front payments, license fees and milestone payments, but specifically excluding amounts paid as sponsored research and development, royalties and equity investment and (b) the Amount Invested. Payments to Investors pursuant to this provision shall be made within 15 days of the end of each calendar quarter in which amounts are received by NBCI from a Corporate Collaborator. An Investor shall no longer be entitled to receive any payment pursuant to this section 3.2 if NBCI exercises its right to terminate the license granted to NPI pursuant to section 2.3 of the Research and Development Agreement, with respect to all Products, and acquires the Investor's Series A Preferred Shares pursuant to section 3.1 above, or if the Investor causes NBCI to purchase its Series A Preferred Shares pursuant to section 3.3 below.

     3.3  Investors' Option to Put Series A Preferred Shares Due to Corporate
          -------------------------------------------------------------------
Collaboration.  In the event the license granted to NPI pursuant to section 2.3
- -------------
of the Research and Development Agreement is terminated, with respect to all programs for Research and Development, due to Corporate Collaboration, and NBCI has not substituted in replacement thereof any rights acceptable to shareholders of NPI which together own more than 75% of the Common Shares, each Investor shall have the right to elect, within 30 days of such termination due to Corporate Collaboration, by giving written notice to NBCI (the "Put Notice"), to have NBCI purchase all, but not less than all, of its Series A Preferred Shares 30 days subsequent to the Put Notice, for a price, as more fully described below, which will provide the Investor with a 35% return, compounded annually, on the Amount Invested by the Investor for each year or part thereof during the period commencing on the Closing Date and ending on the date NBCI purchases the Series A Preferred Shares pursuant to this provision. The price to be paid by NBCI to each Investor for its Series A Preferred Shares shall be an amount of cash or, at the option of NBCI, Series C Warrants if at the time of such payment the Common Stock is then publicly traded, with the Common Stock in exchange therefor valued at the average closing price for the five trading days which precede by two trading days the date NBCI purchases the Series A Preferred Shares pursuant to this provision (the "Stock Put Price") or, at the option of NBCI, a combination of cash or Series C Warrants, the aggregate value of which shall equal the amount of funds invested in NPI by such Investor, plus a 35% return, compounded annually, with such calculation to be performed with respect to each Amount Invested by the Investors on a different date. Following an Acquisition, NBCI at its option may substitute shares of common stock of the Acquiror in lieu of Series C Warrants to make the payment referred to above, provided that the common stock of the Acquiror is then publicly traded, with such common stock of the Acquiror to be valued at the Stock Put Price of the Acquiror's common stock.

     3.4  Investors' Unconditional Option to Put Series A Preferred Shares.  The
          ----------------------------------------------------------------
Investors shall have the right to elect, at any time following the earlier of the first anniversary of the date of the IPO and the second anniversary of the date of this Agreement, by issuing a Put Notice, to have NBCI purchase the Series A Preferred Shares 30 days subsequent to the Put Notice, in exchange for warrants in the form of EXHIBIT D attached hereto (the "Series D Warrants"), as set forth below. Each Investor shall be entitled to Series D Warrants equal in number to the Amount Invested by such Investor divided by a price per share of Common Stock determined as follows: (a) US $7.45 or, in the event there has been an IPO by the date of the Put Notice and such date is prior to January 1, 1999, the lesser of US $7.45 and the IPO Price; or (b) if there has been neither an IPO nor a Put Notice prior to January 1, 1999, the lesser of US $5.75 and the Fair Market Value.

     The Credits and the Amount Invested shall be converted from C$ to US$, for the purpose of determining the number of shares of entitlement to Common Stock, by using the rate of exchange published in the Wall Street Journal (a) in respect of the Credits, on the last day the newspaper is published preceding the date of issuance of the Series B-1 or B-2 Warrants, as the case may be, and (b) in respect of the Amount Invested, on the last day the newspaper is published preceding the Closing Date.

               The right of an Investor to cause NBCI to purchase its Series A Preferred Shares provided for in this section 3.4 is exercisable by each Investor for all or part of the Series A Preferred Shares owned by the Investor, however an Investor shall not be entitled to exercise such right on more than two occasions.

     3.5  Waiver of Right of Redemption.  Notwithstanding the right of
          -----------------------------
redemption attributable to the Series A Preferred Shares provided in the Articles of Incorporation of NPI, whereby the holders of such class of shares are entitled to exercise a right to have NPI redeem such shares, each Investor, for itself and on behalf of its successors, assigns and transferees other than NBCI or an Affiliate thereof, agrees that it will not exercise such right of redemption under any circumstances, at any time. NBCI agrees, for itself and on behalf of its successors, assigns and transferees, that it will not exercise such right of redemption with respect to any Series A Preferred Shares of which it may become the holder prior to the license granted to NPI pursuant to section
2.3 of the Research and Development Agreement being terminated with respect to all Products.


         ARTICLE 4 - REPRESENTATIONS AND WARRANTIES IN RELATION TO NBCI

     4.1  Representations and Warranties in relation to NBCI.  NBI and NBCI
          --------------------------------------------------
represent and warrant in relation to NBCI, as follows.

     4.2  Organization and Standing; Certificate and By-laws.  NBCI is a
          --------------------------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of Canada and is in good standing under the laws of the Province of Quebec. NBCI has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. NBCI is not qualified to do business as a foreign corporation in any jurisdiction and the failure to be so qualified is not having and will not have a Material Adverse Effect on NBCI. NBCI has made available to each Investor copies of its Articles of Incorporation and By-laws. Such copies are true, correct and complete.

     4.3  Corporate Power.  NBCI has all requisite legal and corporate power to
          ---------------
execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

     4.4  Authorization.  All corporate action on the part of NBCI, its
          -------------
officers, directors and shareholders necessary for the authorization, execution, delivery and performance by NBCI of this Agreement and the performance of all of NBCI's obligations under this Agreement has been taken. This Agreement, when executed and delivered by NBCI, shall constitute valid and legally binding obligations of NBCI enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     4.5  Title to Properties and Assets.  NBCI has good and marketable title to
          ------------------------------
its tangible properties and assets, in each case subject to no hypothec, mortgage, pledge, lien, lease, loan, encumbrance or charge, except (a) the lien of current taxes not yet due and payable and (b) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair NBCI's operations, and which have not arisen otherwise than in the ordinary course of business. With respect to property it leases, NBCI is in compliance with such leases in all material respects.

     4.6  Patents, Trademarks.  NBCI has title to and ownership of, or is
          -------------------
licensed under, all patents, patent applications, trademarks, service marks, trade names, inventions, franchises, copyrights, trade secrets, information and other proprietary rights material to the operation of its business as now conducted and as proposed to be conducted (collectively, "NBCI Intellectual Property"). NBCI has not received any communications alleging that NBCI has violated, or by conducting its business as proposed would violate, any proprietary rights of any other person or entity. NBCI has no knowledge of, and has no reason to believe there is, any infringement or violation by it of the intellectual property rights of any third party and has no knowledge of, and has no reason to believe there is, any violation or infringement by a third party of any of NBCI Intellectual Property. To the best of NBCI's knowledge, all of its rights in NBCI Intellectual Property are valid and enforceable. NBCI does not know of, and has no reason to believe that there is, any challenge to the validity of any of NBCI Intellectual Property.

     4.7  Compliance with Other Instruments.  NBCI is not in violation of any
          ---------------------------------
term of its Articles of Incorporation or By-laws. NBCI is not in violation of, nor in default under, the terms of any hypothec, mortgage, indenture, contract, agreement, instrument, judgment or decree applicable to it or to which it is a party, the violation of or default under which would have a Material Adverse Effect on NBCI, and NBCI is not in violation of any order, statute, rule or regulation applicable to NBCI, the violation of which would have a Material Adverse Effect on NBCI. The execution, delivery and performance of this Agreement and the transactions contemplated hereby, and compliance with the provisions hereof by NBCI, do not and will not, with the passage of time or the giving of notice or both, (a) violate, in any material respect, any provision of any law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of NBCI under, the Articles of Incorporation or By-laws of NBCI or any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which NBCI is a party or by which it or any of its properties or assets is bound or affected.

     4.8  Litigation.  There is no claim, arbitration, action, suit, proceeding
          ----------
or investigation pending, or to the knowledge of NBCI, threatened against NBCI, which questions the validity of this Agreement or any other agreement entered into by NBCI in connection with this Agreement or the right of NBCI to enter into any such agreements or to consummate the transactions contemplated hereby or thereby, or which might have, either individually or in the aggregate, a Material Adverse Effect on NBCI, or which might result in any material change in the current equity ownership of NBCI, nor is NBCI aware that there is any basis for the foregoing. NBCI is not a party to, nor subject to the provisions of, any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality which would have a Material Adverse Effect on NBCI.

     4.9  No Governmental Consent or Approval Required.  No authorization,
          --------------------------------------------
consent, approval or other order of, declaration to, or registration, qualification, designation or filing with, any federal, provincial or local governmental agency or body is required for or in connection with the valid and lawful authorization, execution and delivery by NBCI of this Agreement or any other agreement entered into by NBCI in connection with this Agreement, and consummation of the transactions contemplated hereby or thereby, or for or in connection with the valid and lawful authorization, issuance, sale, assignment and delivery of the Warrants other than the qualification (or taking of such action as may be necessary to secure an exemption from qualification if available) of the offer and sale of the Warrants under the applicable securities laws, which filings and qualifications, if required, will be accomplished in a timely manner so as to comply with such qualification or exemption from qualification requirements.

     4.10  Securities Law Exemption.  Subject to the accuracy of the Investors'
           ------------------------
representations in Article 6 of this Agreement, the offer and sale of the Warrants have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable securities laws.

     4.11  Brokers or Finders.  NBCI has not incurred, and will not incur,
           ------------------
directly or indirectly, as a result of any action taken by or on behalf of NBCI, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

     4.12  Business.  NBCI has all necessary franchises, permits, governmental
           --------
licenses and other governmental rights and privileges necessary to permit it to own its property and to conduct its present business, except where the failure to do so would not have a Material Adverse Effect on NBCI. NBCI is not in violation of any law, regulation, authorization or order of any public authority relevant to the ownership of its properties or the carrying on of its present business, except where such violation would not have a Material Adverse Effect on NBCI.

     4.13  Disclosure.  This Agreement and the other written information
           ----------
furnished by NBCI to the Investors, when read together, do not contain any untrue statements of a material fact or omit to state any material fact necessary to make the statements contained herein or therein not misleading in view of the circumstances under which they were made.


               ARTICLE 5 - REPRESENTATIONS AND WARRANTIES OF NBI

     5.1  Representations and Warranties of NBI.  Except as otherwise set forth
          -------------------------------------
on NBI's Schedule of Exceptions attached as Exhibit E to the Unit Purchase Agreement, NBI represents and warrants as follows.

     5.2  Organization and Standing; Certificate and By-laws.  NBI is a
          --------------------------------------------------
corporation duly incorporated and organized, validly existing and in good standing under the laws of the State of California. NBI has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. NBI is not qualified to do business as a foreign corporation in any jurisdiction and the failure to be so qualified is not having and will not have a Material Adverse Effect on NBI. NBI has made available to the Investors copies of its Articles of Incorporation and By-laws. Such copies are true, correct and complete.

     5.3  Corporate Power.  NBI has all requisite legal and corporate power to
          ---------------
execute and deliver this Agreement, to sell and issue the Warrants in connection herewith and to carry out and perform its obligations under the terms of this Agreement.

     5.4  Capitalization.  The authorized capital stock of NBI consists of
          --------------
100,000,000 shares of Common Stock, US $0.001 par value, and 10,000,000 shares of undesignated Preferred Stock, US $0.001 par value. The outstanding capital stock of NBI and the outstanding options, warrants and other rights to acquire capital stock of NBI as of the Closing Date, other than as contemplated by this Agreement and the Unit Purchase Agreement, are as set forth in subsection 4.3 of the NBI Schedule of Exceptions. All issued and outstanding shares of NBI's capital stock have been duly authorized and validly issued, are fully paid and non-assessable, and were issued in compliance with applicable United States federal and state securities laws. There are no other outstanding shares of capital stock or outstanding rights of first refusal, preemptive rights or, except as provided herein or in the other documents delivered in connection with this Agreement, other rights, options, warrants, conversion rights, or other agreements either directly or indirectly for the purchase or acquisition of any shares of its capital stock from NBI or, to the best of NBI's knowledge, any third party. Except for its 1992 Incentive Stock Plan, NBI has no employee stock option, stock purchase or other similar incentive stock plans.

     5.5  Authorization.  All corporate action on the part of NBI, its officers,
          -------------
directors and shareholders necessary for the authorization, execution, delivery and performance by NBI of this Agreement, the authorization and subsequent sale, assignment and delivery of the Warrants, and the performance of all of NBI's obligations under this Agreement has been taken. This Agreement, when executed and delivered by NBI, shall constitute valid and legally binding obligations of NBI enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. A sufficient number of shares of Common Stock has been reserved for issuance upon exercise of the Warrants and the shares issuable upon exercise of the Warrants, when issued in compliance with the provisions of this Agreement and the Warrants, will be validly issued, fully paid and non-assessable, and such shares will be free of any liens or encumbrances created by NBI, provided, however, that such shares may be subject to restrictions on transfer under applicable securities laws as set forth herein.

     5.6  Compliance with Other Instruments.  NBI is not in violation of any
          ---------------------------------
term of its Articles of Incorporation or By-laws, as amended to date. NBI is not in violation of, nor in default under, the terms of any mortgage, indenture, contract, agreement, instrument, judgment or decree applicable to it or to which it is a party, the violation of or default under which would have a Material Adverse Effect on NBI, and NBI is not in violation of any order, statute, rule or regulation applicable to NBI, the violation of which would have a Material Adverse Effect on NBI. The execution, delivery and performance of this Agreement and the transactions contemplated hereby, and compliance with the provisions hereof by NBI, do not and will not, with the passage of time or the giving of notice or both, (a) violate, in any material respect, any provision of any law, statute, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body or (b) conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of NBI, under the Articles of Incorporation or By-laws, as amended to date, of NBI or any material note, indenture, mortgage, lease, agreement, contract, purchase order or other instrument, document or agreement to which NBI is a party or by which it or any of its properties or assets is bound or affected.

     5.7  Registration Rights.  Except as provided in the existing Information
          -------------------
and Registration Rights Agreement (a copy of which has been provided to the Investors) and a New Registration Rights Agreement (a copy of which is attached to the Unit Purchase Agreement as Exhibit F) (the "Investors Rights Agreement"), NBI is not under any contractual obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

     5.8  Litigation.  There is no claim, arbitration, action, suit, proceeding
          ----------
or investigation pending, or to the knowledge of NBI, threatened against NBI, which questions the validity of this Agreement or any other agreement entered into by NBI in connection with this Agreement or the right of NBI to enter into any such agreements or to consummate the transactions contemplated hereby or thereby, or which might have, either individually or in the aggregate, a Material Adverse Effect on NBI, or which might result in any material change in the current equity ownership of NBI, nor is NBI aware that there is any basis for the foregoing. NBI is not a party to, nor subject to the provisions of, any order, writ, injunction, judgment or decree of any court or governmental agency or instrumentality which would have a Material Adverse Effect on NBI.

     5.9  No Governmental Consent or Approval Required.  No authorization,
          --------------------------------------------
consent, approval or other order of, declaration to, or registration, qualification, designation or filing with, any federal, state or local governmental agency or body is required for or in connection with the valid and lawful authorization, execution and delivery by NBI of this Agreement, or any other agreement entered into by NBI in connection with this Agreement, and consummation of the transactions contemplated hereby or thereby, or for or in connection with the valid and lawful authorization and subsequent sale, assignment and delivery of the Warrants other than the qualification (or taking of such action as may be necessary to secure an exemption from qualification if available) of the offer, sale and assignment of the Warrants under the applicable state securities laws, which filings and qualifications, if required, will be accomplished in a timely manner so as to comply with such qualification or exemption from qualification requirements.

     5.10  Securities Law Exemption.  Subject to the accuracy of the Investors'
           ------------------------
representations in Article 6 of this Agreement, the subsequent sale and assignment and the offer, sale and assignment contemplated herein of the Warrants constitute transactions exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

     5.11  Brokers or Finders.  NBI has not incurred, and will not incur,
           ------------------
directly or indirectly, as a result of any action taken by or on behalf of NBI, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

     5.12  Investment Company.  NBI is not an "investment company" within the
           ------------------
meaning of the Investment Company Act of 1940, as amended, and will not, as a result of the transactions contemplated hereby, become an "investment company".

     5.13  Disclosure.  This Agreement and the other written information
           ----------
furnished by NBI to the Investors, when read together, do not contain any untrue statements of a material fact or omit to state any material fact necessary to make the statements contained herein or therein not misleading in view of the circumstances under which they were made.


                   ARTICLE 6 - REPRESENTATIONS AND WARRANTIES
                                OF THE INVESTORS

     6.1  Representations and Warranties of the Investors; Restrictions on
          ----------------------------------------------------------------
Transferability of Securities.
- -----------------------------

     6.2  Authorization.  Each Investor represents and warrants that this
          -------------
Agreement, when executed and delivered by the Investors, will constitute a valid and legally binding obligation of the Investors, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     6.3  Investment.  Each Investor represents and warrants that it is
          ----------
acquiring the Warrants for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any "distribution" thereof for purposes of the 1933 Act or otherwise and that it was not created or established solely to acquire securities under a prospectus exemption pursuant to applicable securities laws. Each Investor understands that the shares of the Common Stock issuable in respect of the Warrants have not been, and will not be, registered under the 1933 Act by reason of a specific exemption from the registration provisions of the 1933 Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of each Investor's representations as expressed herein. Furthermore, each Investor undertakes to execute and deliver all documents as may be required under applicable securities laws to permit the purchase of the Warrants on the terms herein set forth.

     6.4  Rule 144 and Regulation S.  Each Investor acknowledges that the shares
          -------------------------
of Common Stock issuable in respect of the Warrants must be held indefinitely unless subsequently registered under the 1933 Act, unless an exemption from such registration is available. Each Investor is aware of the provisions of Rule 144 promulgated under the 1933 Act ("Rule 144") which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about NBI, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three (3) month period not exceeding specified limitations. If Regulation S is available for use as an applicable exemption under the 1933 Act, each party hereto agrees to use its best efforts to have the issuance of the shares of Common Stock upon the exercise of the Warrants qualify under Regulation S.

          6.5  No Public Market. Each Investor understands that no public market
               ----------------
now exists for any of the securities issued by NBI and that NBI has made no assurances that a public market will ever exist for the such securities. Furthermore, each Investor understands that restrictions on the resale of such securities exist and that any resale may only take place in compliance with applicable securities laws and the provisions of this Agreement.

          6.6  Access to Data. Each Investor represents and warrants that it has
               --------------
had sufficient opportunity to discuss NBCI's and NBI's business, management and financial affairs with the their management and has also had sufficient opportunity to ask questions of their officers, which questions were answered to its satisfaction.

          6.7  Brokers or Finders. Each Investor represents and warrants that it
               ------------------
has not engaged any brokers, finders, or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder's fee or agents, commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.

          6.8  California Corporate Securities Laws.  THE SALE OF THE SECURITIES
               ------------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICA TION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          6.9  Transfer of Restricted Securities. Each Investor covenants that
               ---------------------------------
in no event will it dispose of any of the Warrants (other than if a Registration Statement is in effect with respect to such Warrants or in a disposition pursuant to Rule 144 or Regulation S or any similar or analogous rule) unless and until (a) such Investor shall have notified NBI of the proposed disposition and shall have furnished NBI with a statement of the circumstances surrounding the proposed disposition that are necessary to the availability of an exemption under the 1933 Act other than Rule 144 or Regulation S, and (b), if requested by NBI, each such Investor shall have furnished NBI with an opinion of counsel satisfactory in form and substance to NBI to the effect that: (i) such disposition will not require registration under the 1933 Act and (ii) appropriate action necessary for compliance with the 1933 Act and any applicable state, local or foreign law has been taken.

          6.10  Legends.  The certificates representing the Warrants shall bear
                -------
the following legends:

                (a) "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE FOR SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION IN THE OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY."; and

                (b) any additional legend(s) required by the Commissioner of Corporations of the State of California or pursuant to any state, local or foreign law governing such securities.

          The legend set forth in paragraph 6.10 above shall be removed if the shares represented by such certificate (a) may be transferred in compliance with Rule 144(k) or Regulation S under the Act, (b) are effectively registered under the Act or otherwise lawfully sold in a public transaction, or (c) may be publicly sold without registration under the Act in the opinion of counsel for the Investor as set forth in subsection 6.9 above. The legend set forth in paragraph 6.10 above shall be removed at such time as NBI receives an order from the appropriate state or other governmental authority authorizing such removal.


                            ARTICLE 7 - UNDERTAKINGS

     7.1  Delivery of Warrants and availability of shares of Common Stock.  NBI
          ----------------------------------------------------------------
hereby undertakes to deliver, as required hereunder, Series B-1, B-2, C and D Warrants and to set aside a sufficient number of shares of Common Stock to cover the exercise of the Series B-1, B-2, C and D Warrants.

     7.2  Registration of Warrants.  Because on the Closing Date it may not, in
          ------------------------
certain instances, and it will not, in other instances, be possible to determine how many shares of Common Stock may be issuable on the exercise of Series A Warrants, Series B-1 Warrants, Series B-2 Warrants, Series C Warrants and Series D Warrants, and because such Warrants may be exercised in part from time to time, as set forth in such Warrants, the parties hereto undertake to cause a Third Party chosen unanimously by them, to keep a register for the Warrants of all Series, indicating the number of Warrants of each Series outstanding at any given time, the number of shares of Common Stock issuable on the exercise of each such Warrant, the number of shares of Common Stock issued as a result of the exercise of any such Warrants and the Warrant exercise prices in effect from time to time.

     NBI agrees to cooperate in the maintenance of the aforesaid register by providing all information reasonably available to it in respect of the Warrants. Should the parties hereto not agree unanimously as to which Third Party will keep such register, such register shall be kept by the law firm of Wilson Sonsini Goodrich & Rosati.


                        ARTICLE 8 - REGISTRATION RIGHTS

     8.1  Registration Rights.    NBI hereby grants to the Investors, as holders
          -------------------
of the shares of Common Stock (the "Registrable Shares") issuable upon exercise of the Warrants, the registration rights set forth in the Investors Rights Agreement. The Investors agree to be bound by all provisions of the Investors Rights Agreement.


                           ARTICLE 9 - MISCELLANEOUS

     9.1  Execution of Counterpart.  No Person shall become a holder of Series A
          ------------------------
Preferred Shares without first having executed a counterpart of this Agreement in the form of EXHIBIT E attached hereto. Each such counterpart so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

     9.2  Governing Law.  This Agreement and all documents relating to it shall
          -------------
be governed by and construed under the laws applicable in the Province of Quebec.

     9.3  Survival.  The representations, warranties, covenants and agreements
          --------
made herein shall survive any investigation made by the Investors and the closing of the transactions contem plated hereby.

     9.4  Entire Agreement.  This Agreement, the Exhibits and the other
          ----------------
documents delivered in connection with this Agreement constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

     9.5  Severability.  In case any provision of this Agreement becomes or is
          ------------
declared by a court of competent jurisdiction to be unenforceable, this Agreement shall continue in full force and effect without said provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     9.6  Delays or Omissions.  No delay or omission to exercise any right,
          -------------------
power, or remedy accruing to the Investors or any subsequent holder of any Shares or Warrants upon any breach, default or non-compliance of NBCI or NBI under this Agreement or under their respective Articles of Incorporation, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or non-compliance, or any acquiescence therein, or of any similar breach, default or non-compliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on the Investors' part of any breach, default or non-compliance under this Agreement or under such Articles of Incorporation or any waiver on the Investors' part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing, and that all remedies, either under this Agreement or otherwise afforded to the Investors, shall be cumulative and not alternative.

     9.7  Notices.  All notices and other communications required or permitted
          -------
hereunder shall be in writing and shall be deemed effectively given upon personal delivery or upon deposit with the applicable postal service, by first class mail, postage prepaid, addressed: (a) if to an Investor, at such Investor's address as set forth at the end of this Agreement, or at such other address as the Investors shall have furnished to NBCI in writing, (b) if to NBCI, at its addresses as set forth at the end of this Agreement, or at such other address as NBCI shall have furnished to the Investors in writing or (c) if to NBI, at its address as set forth at the end of this Agreement, or at such other address as NBI shall have furnished to the Investors in writing.

     9.8  Titles and Subtitles.  The titles of the Articles and sections of this
          --------------------
Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     9.9  Language.  The parties hereto have required that this Agreement and
          --------
all documents, instruments and notices in relation herewith be in the English language.

     IN WITNESS WHEREOF, the foregoing Agreement is executed as of the date first above written.


                                 NBCI:

                                       NEUROCRINE BIOSCIENCES (CANADA) INC.


                                       By: /s/ Paul W. Hawran
                                           ------------------------------------

                                       Title:
                                              ---------------------------------

                                       Address:   1 Place Ville Marie
                                                  Suite 3900
                                                  Montreal, Quebec, Canada
                                                  H3B 4M7

                                                  Attention: Paul F. Dingle



                                 NBI:

                                       NEUROCRINE BIOSCIENCES, INC.


                                       By: /s/ Paul W. Hawran
                                           -----------------------------------

                                       Title:
                                             ---------------------------------

                                       Address:   3050 Science Park Road
                                                  San Diego CA  92121-1102
                                                  USA

                                                  Attention: Paul W. Hawran

                         INVESTORS:

                              SOFINOV SOCIETE FINANCIERE
                              D'INNOVATION INC.


                              By: /s/ Carmen Crepin
                                  ------------------------------------------

                              Title:
                                     ---------------------------------------

                              By:
                                  ------------------------------------------

                              Title:
                                     ---------------------------------------

                              Address:       1981 McGill College Avenue
                                             9th floor
                                             Montreal, Quebec, Canada
                                             H3A 3C7

                                             Attention:
                                                       --------------------


                              NEUROSCIENCE PARTNERS LIMITED PARTNERSHIP


                              By:
                                  ------------------------------------------

                              Title:
                                    ----------------------------------------

                              By:
                                  ------------------------------------------

                              Title:
                                    ----------------------------------------

                              Address:
                                      --------------------------------------

                                      --------------------------------------
                                         Attention:
                                                   -------------------------

                         INVESTORS:

                              SOFINOV SOCIETE FINANCIERE
                              D'INNOVATION INC.


                              By:___________________________________________

                              Title:________________________________________

                              By:___________________________________________

                              Title:________________________________________

                              Address:    1981 McGill College Avenue
                                          9th floor
                                          Montreal, Quebec, Canada
                                          H3A 3C7

                                          Attention:_________________________


                              NEUROSCIENCE PARTNERS LIMITED PARTNERSHIP


                              By: /s/ M. Callaghan
                                 --------------------------------------------

                              Title: Michael J. Callaghan, Vice-President
                                    -----------------------------------------

                              By: /s/ Keith J. Dorrington
                                 --------------------------------------------

                              Title: Keith J. Dorrington, Vice President
                                    -----------------------------------------

                              Address:    100 International Blvd
                                          -----------------------------------

                                          Etobicoke, Ontario, Canada M9W 6J6
                                          -----------------------------------

                                          Attention: Secretary
                                                    -------------------------

                              BUSINESS DEVELOPMENT BANK OF CANADA

                              BY: /s/ Mark Vanduzura
                                 ------------------------------------------

                              Title: Investment Manager
                                    ----------------------------------------

                              By:
                                  ------------------------------------------
                              Title:
                                    ----------------------------------------

                              Address:    5 Place Ville Marine
                                          ----------------------------------

                                          Suite 1200, Montreal, Quebec
                                          ----------------------------------
                                          H5B SE7

                                          Attention:
                                                    ------------------------



                              CANADIAN MEDICAL DISCOVERIES FUND, INC.

                              By: /s/ Edward K. Rygiel
                                 -------------------------------------------

                              Title: Edward K. Rygiel, Director
                                    ----------------------------------------

                              By: /s/ Frank Gleeson
                                 -------------------------------------------

                              Title: Frank Gleeson, Vice-President
                                    ----------------------------------------

                              Address:    100 International Blvd.
                                          -----------------------------------

                                          Etobicoke, Ontario, Canada M9W 6J6
                                          -----------------------------------

                                          Attention:       Secretary
                                                    -------------------------

                              THE HEALTH CARE AND BIOTECHNOLOGY
                              VENTURE FUND, BY ITS MANAGER MDS HEALTH
                              VENTURES CAPITAL CORP.


                              By: /s/ Michael J. Callaghan
                                 -------------------------------------------

                              Title: Michael J. Callaghan, Vice-President
                                    ----------------------------------------

                              By: /s/ Keith J. Dorrington
                                 -------------------------------------------

                              Title: Keith J. Dorrington, Vice President
                                    ----------------------------------------

                              Address:   100 International Blvd.
                                         -----------------------------------

                                         Etobicoke, Ontario, Canada M9W 6J6
                                         -----------------------------------

                                         Attention:   Secretary
                                                   -------------------------

                                  EXHIBIT A-1
                                      TO
                              EXCHANGE AGREEMENT


     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE FOR SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION IN THE OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.


                              SERIES B-1 WARRANT

                     To Purchase Shares of Common Stock of

                         NEUROCRINE BIOSCIENCES, INC.

     THIS CERTIFIES that, for value received, ______________________________ is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time between the date hereof and the tenth anniversary of the date of issuance hereof (the "Exercise Period") to subscribe for the purchase from Neurocrine Biosciences, Inc., a California corporation (the "Company"), at an exercise price of US $7.75 per share (the "Exercise Price"), of the pro rata portion of the first Investor to hold this Warrant (as set forth in Exhibit B to the Exchange Agreement entered into on March 29, 1996 among the Company, Neurocrine Biosciences (Canada) Inc. and the Investors) of that number of shares of the Company's Common Stock which is equal to 25% of the Credits in relation to each year or part thereof commencing on the date hereof and ending on June 30, 1998 (the "First Credit Period") divided by the Exercise Price, subject to adjustment as set forth below. For the purposes hereof:

"Credits" means the refundable Canadian and provincial government tax credits for Research and Development (as such terms are defined in the Research and Development Agreement entered into on March 29, 1996 between Neurocrine Biosciences (Canada) Inc. and Neuroscience Pharma (NPI) Inc.), earned and received after the end of each fiscal year by Neuroscience Pharma (NPI) Inc., after final assessment by the appropriate tax authorities. For greater certainty, no Credits shall be deemed to be earned, received or refundable unless payment in respect thereof is actually received by Neuroscience Pharma
(NPI) Inc. from the appropriate tax authority;

"Investors" shall have the meaning ascribed thereto in the Exchange Agreement;

and the Credits shall be converted from C$ to US$, for the purpose of determining the number of shares of entitlement to the Company's Common Stock, by using the rate of exchange published in the Wall Street Journal on the last day the newspaper is published preceding the date of issuance hereof.

     Notwithstanding the foregoing, the Company shall have, at any time during the Exercise Period, upon the exercise by the holder hereof, the right to "cash out" this Warrant by paying to the holder hereof the net cash value of the Warrant (being, if and only if the Common Stock is then publicly traded, the average closing price for the five trading days which precede by two trading days the date of the Notice of Exercise Form annexed hereto minus the Exercise Price, multiplied by the number of shares of Common Stock then represented by this Warrant), provided such cash value is less than US $100,000.

     1.   Title of Warrant.  Prior to the expiration hereof and subject to
          ----------------
compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 2 hereof, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2.   Exercise of Warrant.  The rights to acquire shares of Common Stock
          -------------------
represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time during the Exercise Period, subject to adjustment as hereinafter provided, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed at the office of the Company, in San Diego, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased (a) by cash or check or bank draft payable to the order of the Company, (b) by cancellation of indebtedness of the Company payable to the holder hereof at the time of the exercise, or (c) if and only if the Common Stock is publicly traded, by delivery of an election in writing to receive a number of shares of Common Stock equal to the aggregate number of shares of Common Stock subject to this Warrant (or the portion thereof being issued upon such exercise) less that number of shares of Common Stock having a market value as of such date equal to the aggregate Exercise Price of the Warrant (or such portion thereof which is being exercised), whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares so purchased. The Company agrees that, if at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

     Certificates for shares purchased hereunder shall be delivered to the holder hereof within a reasonable time, but not later than ten (10) days, after the date on which this Warrant shall have been exercised as aforesaid.

     If this Warrant is exercised with respect to less than all of the shares covered hereby, the holder hereof shall be entitled to receive a new Warrant, in this form, covering the number of shares with respect to which this Warrant shall not have been exercised less that number of shares (if any) cancelled in payment of the Exercise Price of the Warrant as set forth in clause 2.(c) hereof.

     The Company covenants that all shares of stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).


     3.   No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant.

     4.   Charges, Taxes and Expenses.  Issuance of certificates for shares of
          ---------------------------
Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for
                        --------  -------
shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or
            ----------------
delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     5.   No Rights as Shareholders.  This Warrant does not entitle the holder
          -------------------------
hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

     6.   Exchange and Registry of Warrant.  This Warrant is exchangeable, upon
          --------------------------------
the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange.

     7.   Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the
          -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     8.   Saturdays, Sundays, Holidays, etc.  If the last or appointed day for
          ---------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     9.   Adjustment.
          ----------

          (a)  Shares.  The number of shares and the type of stock for which
               ------
this Warrant is exercisable and the Exercise Price are subject to adjustment from time to time as follows:

               (i) In the event of any subdivision or change of the shares of Common Stock of the Company at any time while this Warrant is outstanding into a greater number of shares of Common Stock, the Company shall thereafter deliver at the time of purchase of shares of Common Stock under this Warrant, in lieu of the number of shares of Common Stock in respect of which the right to purchase is then being exercised, such greater number of shares of Common Stock of the Company as would result from said subdivision or change had the right of purchase been exercised before such subdivision or change without the holder making any additional payment or giving any other consideration therefor.

               (ii) In the event of any consolidation of the shares of Common Stock of the Company at any time while this Warrant is outstanding into a lesser number of shares of Common Stock, the Company shall thereafter deliver, and the holder of this Warrant shall accept, at the time of purchase of shares of Common Stock under this Warrant, in lieu of the number of shares of Common Stock in respect of which the right to purchase is then being exercised, such lesser number of shares of Common Stock of the Company as would result from such consolidation had the right of purchase been exercised before such consolidation.

               (iii) In the event of any reclassification of the shares of Common Stock of the Company at any time while this Warrant is outstanding, the Company shall thereafter deliver at the time of purchase of shares of Common Stock under this Warrant the number of shares of the Company of the appropriate class or classes resulting from said reclassification as the holder would have been entitled to receive in respect of purchase of shares of Common Stock in respect of which the right of purchase is then being exercised had the right of purchase been exercised before such reclassification.

               (iv) If the Company, at any time while this Warrant is outstanding, shall distribute any class of shares or rights, options or warrants (other than those referred to above) or evidence of indebtedness or property (excluding cash dividends paid in the ordinary course) to holders of shares of Common Stock of the Company, the number of shares to be issued by the Company under this Warrant shall, at the time of purchase, be appropriately adjusted and the holder shall receive, in lieu of the number of shares in respect of which the right to purchase is then being exercised, the aggregate number of shares or other securities or property that the holder would have been entitled to receive as a result of such event if, on the record date thereof, the holder had been the registered holder of the number of shares of Common Stock to which the holder was theretofore entitled upon exercise of the rights of the holder hereunder.

               (v) If the Company, at any time while this Warrant is outstanding, shall pay any stock dividend upon shares of stock of the Company of the class or classes in respect of which the right to purchase is then given under this Warrant, then the Company shall thereafter deliver at the time of purchase of shares under this Warrant, in addition to the number of shares of stock of the Company in respect of which the right of purchase is then being exercised, the additional number of shares of the appropriate class or classes as would have been payable on the shares of stock of the Company so purchased if the shares so purchased had been outstanding on the record date for the payment of the said stock dividend or stock dividends.

               (vi) If the Company, at any time while this Warrant is outstanding, shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or outstanding stock or a recapitalization of the Common Stock) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being herein called the "Transaction" and the date of consummation of the Transaction being herein called the "Consummation Date"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that the holder hereof, upon the exercise hereof at any time on or after the Consummation Date, shall be entitled to receive, and this Warrant shall thereafter represent the right to receive, in lieu of the Common Stock issuable upon such exercise prior to the Consummation Date, the amount of securities or other property to which such holder would actually have been entitled as a shareholder upon the consummation of the Transaction if the holder had exercised this Warrant immediately prior thereto.

          (b)  Automatic Amendment.  On the happening of each and every event
               -------------------
set forth in this (S)9, the applicable provisions of this Warrant shall, ipso
                                                                         ----
facto, be deemed to be amended accordingly and the Company shall take all
- -----
necessary action so as to comply with such provisions as so amended.

     10.  Miscellaneous.
          -------------

          (a)  Issue Date.  The provisions of this Warrant shall be construed
               ----------
and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

          (b)  Restrictions.  The holder hereof acknowledges that the Common
               ------------
Stock acquired upon the exercise of this Warrant shall have restrictions upon its resale imposed by state and federal securities laws.

          (c)  Authorized Shares.  The Company covenants that during the period
               -----------------
the Warrant is exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant.

          (d)  No Impairment.  The Company will not, by amendment of its
               -------------
Articles of Incorporation or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment.

          (e)  Notices of Record Date.  In case
               ----------------------

               (i) the Company shall take a record of the holders of its Common Stock for the purposes of entitling them to receive any dividend (other than a cash dividend in the ordinary course) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares or stock of any class or any other securities or property, or to receive any other right; or

               (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

               (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

     IN WITNESS WHEREOF, Neurocrine Biosciences, Inc. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  _______________, ______.



                                        NEUROCRINE BIOSCIENCES, INC.


                                        By:_____________________________________

                                        Title:__________________________________

                                ASSIGNMENT FORM
                                ---------------

              (To assign the foregoing warrant, execute this form
                 and supply required information.  Do not use
                        this form to purchase shares.)


     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to



________________________________________________________________________________
                                 (Please Print)

whose address is _______________________________________________________________

                                   (Please Print)


                                   Dated:_______________________, _______.


                                   Holder's Signature:__________________________

                                   Holder's Address:____________________________


     Note: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company.
Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                              NOTICE OF EXERCISE
                              ------------------


TO:  NEUROCRINE BIOSCIENCES, INC.

     (1) The undersigned hereby elects to purchase ___________________ shares of Common Stock of Neurocrine Biosciences, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                   ________________________________________
                                     (Name)


                   ________________________________________
                                   (Address)

     (3) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



________________________________               _________________________________
             (Date)                                      (Signature)

                                  EXHIBIT A-2
                                      TO
                              EXCHANGE AGREEMENT


     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE FOR SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION IN THE OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.


                              SERIES B-2 WARRANT

                     To Purchase Shares of Common Stock of

                         NEUROCRINE BIOSCIENCES, INC.

     THIS CERTIFIES that, for value received, ______________________________ is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time between the date hereof and the tenth anniversary of the date of issuance hereof (the "Exercise Period") to subscribe for the purchase from Neurocrine Biosciences, Inc., a California corporation (the "Company"), at an exercise price in US$ equal to either 110% of the Market Price or, in the event there has not been an IPO, the Fair Market Value (the "Exercise Price"), of the pro rata portion of the first Investor to hold this Warrant (as set forth in Exhibit B to the Exchange Agreement entered into on March 29, 1996 among the Company, Neurocrine Biosciences (Canada) Inc. and the Investors) of that number of shares of the Company's Common Stock which is equal to 25% of the Credits received in relation to each year or part thereof commencing on July 1, 1998 and ending on the date Credits are no longer earned (the "Second Credit Period"), divided by an amount which is equal to either the Market Price or, in the event there has not been an IPO, the Fair Market Value, subject to adjustment as set forth below. For the purposes hereof:

"Credits" means the refundable Canadian and provincial government tax credits for Research and Development (as such terms are defined in the Research and Development Agreement entered into on March 29, 1996 between Neurocrine Biosciences (Canada) Inc. and Neuroscience Pharma (NPI) Inc.), earned and received after the end of each fiscal year by Neuroscience Pharma (NPI) Inc., after final assessment by the appropriate tax authorities. For greater certainty, no Credits shall be deemed to be earned, received or refundable unless payment in respect thereof is actually received by Neuroscience Pharma
(NPI) Inc. from the appropriate tax authority;

"Fair Market Value" means the value per share of the Company's Common Stock determined as of the date on which this Warrant shall have been issued, by an investment banker, agreed upon in accordance with the Exchange Agreement, in comparison with other scientific research and development companies at a similar stage of maturity;

"Investor" shall have the meaning ascribed thereto in the Exchange Agreement;

"IPO" means the initial public offering of the Company's Common Stock;

"IPO Price" means the offering price per share for shares of the Company's Common Stock referred to in the registration statement filed by the Company with the Securities and Exchange Commission (prior to deduction of underwriters' discounts and other offering expenses);

"Market Price" means the average closing price of the company's Common Stock on the stock exchange on which the Company's Common Stock is listed for trading, for the five trading days preceding the date on which this Warrant shall have been issued;

and the Credits shall be converted from C$ to US$, for the purpose of determining the number of shares of entitlement to the Company's Common Stock, by using the rate of exchange published in the Wall Street Journal on the last day the newspaper is published preceding the date of issuance hereof.

     Notwithstanding the foregoing, the Company shall have, at any time during the Exercise Period, upon the exercise by the holder hereof, the right to "cash out" this Warrant by paying to the holder hereof the net cash value of the Warrant (being, if and only if the Common Stock is then publicly traded, the average closing price for the five trading days which precede by two trading days the date of the Notice of Exercise Form annexed hereto minus the Exercise Price, multiplied by the number of shares of Common Stock then represented by this Warrant), provided such cash value is less than US $100,000.

     1.   Title of Warrant.  Prior to the expiration hereof and subject to
          ----------------
compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 2 hereof, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2.   Exercise of Warrant.  The rights to acquire shares of Common Stock
          -------------------
represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time during the Exercise Period, subject to adjustment as hereinafter provided, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed at the office of the Company, in San Diego, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased (a) by cash or check or bank draft payable to the order of the

Company, (b) by cancellation of indebtedness of the Company payable to the holder hereof at the time of the exercise, or (c) if and only if the Common Stock is publicly traded, by delivery of an election in writing to receive a number of shares of Common Stock equal to the aggregate number of shares of Common Stock subject to this Warrant (or the portion thereof being issued upon such exercise) less that number of shares of Common Stock having a market value as of such date equal to the aggregate Exercise Price of the Warrant (or such portion thereof which is being exercised), whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares so purchased. The Company agrees that, if at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

     Certificates for shares purchased hereunder shall be delivered to the holder hereof within a reasonable time, but not later than ten (10) days, after the date on which this Warrant shall have been exercised as aforesaid.

     If this Warrant is exercised with respect to less than all of the shares covered hereby, the holder hereof shall be entitled to receive a new Warrant, in this form, covering the number of shares with respect to which this Warrant shall not have been exercised less that number of shares (if any) cancelled in payment of the Exercise Price of the Warrant as set forth in clause 2.(c) hereof.

     The Company covenants that all shares of stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3.   No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant.

     4.   Charges, Taxes and Expenses.  Issuance of certificates for shares of
          ---------------------------
Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for
                        --------  -------
shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or
            ----------------
delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     5.   No Rights as Shareholders.  This Warrant does not entitle the holder
          -------------------------
hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

     6.   Exchange and Registry of Warrant.  This Warrant is exchangeable, upon
          --------------------------------
the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange.

     7.   Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by
          -------------------------------------------------
the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     8.   Saturdays, Sundays, Holidays, etc.  If the last or appointed day for
          ---------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     9.   Adjustment.
          ----------

          (a)  Shares.  The number of shares and the type of stock for which
               ------
this Warrant is exercisable and the Exercise Price are subject to adjustment from time to time as follows:

               (i) In the event of any subdivision or change of the shares of Common Stock of the Company at any time while this Warrant is outstanding into a greater number of shares of Common Stock, the Company shall thereafter deliver at the time of purchase of shares of Common Stock under this Warrant, in lieu of the number of shares of Common Stock in respect of which the right to purchase is then being exercised, such greater number of shares of Common Stock of the Company as would result from said subdivision or change had the right of purchase been exercised before such subdivision or change without the holder making any additional payment or giving any other consideration therefor.

              (ii) In the event of any consolidation of the shares of Common Stock of the Company at any time while this Warrant is outstanding into a lesser number of shares of Common Stock, the Company shall thereafter deliver, and the holder of this Warrant shall accept, at the time of purchase of shares of Common Stock under this Warrant, in lieu of the number of shares of Common Stock in respect of which the right to purchase is then being exercised, such lesser number of shares of Common Stock of the Company as would result from such consolidation had the right of purchase been exercised before such consolidation.

             (iii) In the event of any reclassification of the shares of Common Stock of the Company at any time while this Warrant is outstanding, the Company shall thereafter deliver at the time of purchase of shares of Common Stock under this Warrant the number of shares of the Company of the appropriate class or classes resulting from said reclassification as the holder would have been entitled to receive in respect of purchase of shares of Common Stock in respect of which the right of purchase is then being exercised had the right of purchase been exercised before such reclassification.

              (iv) If the Company, at any time while this Warrant is outstanding, shall distribute any class of shares or rights, options or warrants (other than those referred to above) or evidence of indebtedness or property (excluding cash dividends paid in the ordinary course) to holders of shares of Common Stock of the Company, the number of shares to be issued by the Company under this Warrant shall, at the time of purchase, be appropriately adjusted and the holder shall receive, in lieu of the number of shares in respect of which the right to purchase is then being exercised, the aggregate number of shares or other securities or property that the holder would have been entitled to receive as a result of such event if, on the record date thereof, the holder had been the registered holder of the number of shares of Common Stock to which the holder was theretofore entitled upon exercise of the rights of the holder hereunder.

               (v) If the Company, at any time while this Warrant is outstanding, shall pay any stock dividend upon shares of stock of the Company of the class or classes in respect of which the right to purchase is then given under this Warrant, then the Company shall thereafter deliver at the time of purchase of shares under this Warrant, in addition to the number of shares of stock of the Company in respect of which the right of purchase is then being exercised, the additional number of shares of the appropriate class or classes as would have been payable on the shares of stock of the Company so purchased if the shares so purchased had been outstanding on the record date for the payment of the said stock dividend or stock dividends.

              (vi) If the Company, at any time while this Warrant is outstanding, shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or outstanding stock or a recapitalization of the Common Stock) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being herein called the "Transaction" and the date of consummation of the Transaction being herein called the "Consummation Date"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that the holder hereof, upon the exercise hereof at any time on or after the Consummation Date, shall be entitled to receive, and this Warrant shall thereafter represent the right to receive, in lieu of the Common Stock issuable upon such exercise prior to the Consummation Date, the amount of securities or other property to which such holder would actually have been entitled as a shareholder upon the consummation of the Transaction if the holder had exercised this Warrant immediately prior thereto.

          (b)  Automatic Amendment.  On the happening of each and every event
               -------------------
set forth in this (S)9, the applicable provisions of this Warrant shall, ipso
                                                                         ----
facto, be deemed to be amended accordingly and the Company shall take all
- -----
necessary action so as to comply with such provisions as so amended.

     10.  Miscellaneous.
          -------------

          (a)  Issue Date.  The provisions of this Warrant shall be construed
               ----------
and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

          (b)  Restrictions.  The holder hereof acknowledges that the Common
               ------------
Stock acquired upon the exercise of this Warrant shall have restrictions upon its resale imposed by state and federal securities laws.

          (c)  Authorized Shares.  The Company covenants that during the period
               -----------------
the Warrant is exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant.

          (d)  No Impairment.  The Company will not, by amendment of its
               -------------
Articles of Incorporation or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment.

          (e)  Notices of Record Date.  In case
               ----------------------

               (i) the Company shall take a record of the holders of its Common Stock for the purposes of entitling them to receive any dividend (other than a cash dividend in the ordinary course) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares or stock of any class or any other securities or property, or to receive any other right; or

              (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

             (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

     IN WITNESS WHEREOF, Neurocrine Biosciences, Inc. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: ____________, 1996.



                                        NEUROCRINE BIOSCIENCES, INC.


                                        By:_____________________________________

                                        Title:__________________________________

                                ASSIGNMENT FORM
                                ---------------

              (To assign the foregoing warrant, execute this form
                 and supply required information.  Do not use
                        this form to purchase shares.)


     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to



________________________________________________________________________________
                                (Please Print)

whose address is________________________________________________________________

                                  (Please Print)


                                  Dated:___________________, _______.


                                  Holder's Signature:___________________________

                                  Holder's Address:_____________________________


     Note: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company.
Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                              NOTICE OF EXERCISE
                              ------------------


TO:  NEUROCRINE BIOSCIENCES, INC.

     (1) The undersigned hereby elects to purchase ___________________ shares of Common Stock of Neurocrine Biosciences, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                     _____________________________________
                                    (Name)



                     _____________________________________
                                   (Address)

     (3) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



____________________________________    ________________________________________
               (Date)                                  (Signature)

                                  EXHIBIT B
                                      TO
                              EXCHANGE AGREEMENT

                               PRO RATA PORTIONS

[CAPTION]
                INVESTOR
                --------

     Sofinov Societe Financiere
     d'Innovation Inc.

     Neuroscience Partners
     Limited Partnership
                                        [*]
     Business Development Bank of
     Canada

     Canadian Medical Discoveries
     Fund, Inc.

     The Health Care and
     Biotechnology Venture Fund

                     [* CONFIDENTIAL TREATMENT REQUESTED ]

                                   EXHIBIT C
                                      TO
                              EXCHANGE AGREEMENT


     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE FOR SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION IN THE OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.


                               SERIES C WARRANT

                     To Acquire Shares of Common Stock of

                         NEUROCRINE BIOSCIENCES, INC.

     THIS CERTIFIES that, for value received, ______________________________ is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time between the date of issuance hereof and the tenth anniversary of the date of issuance hereof (the "Exercise Period"), at an exercise price of US $.001 per share, to ____________ shares of Common Stock of Neurocrine Biosciences, Inc., a California corporation (the "Company"), subject to adjustment as set forth below.

     Notwithstanding the foregoing, the Company shall have, at any time during the Exercise Period, upon the exercise by the holder hereof, the right to "cash out" this Warrant by paying to the holder hereof the net cash value of the Warrant (being, if and only if the Common Stock is then publicly traded, the average closing price for the five trading days which precede by two trading days the date of the Notice of Exercise Form annexed hereto minus the Exercise Price, multiplied by the number of shares of Common Stock then represented by this Warrant), provided such cash value is less than US $100,000.

     1.   Title of Warrant.  Prior to the expiration hereof and subject to
          ----------------
compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 2 hereof, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2.   Exercise of Warrant.  The rights to acquire shares of Common Stock
          -------------------
represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time during the Exercise Period, subject to adjustment as hereinafter provided, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed at the office of the Company, in San Diego, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased (a) by cash or check or bank draft payable to the order of the Company, (b) by cancellation of indebtedness of the Company payable to the holder hereof at the time of the exercise, or (c) if and only if the Common Stock is publicly traded, by delivery of an election in writing to receive a number of shares of Common Stock equal to the aggregate number of shares of Common Stock subject to this Warrant (or the portion thereof being issued upon such exercise) less that number of shares of Common Stock having a market value as of such date equal to the aggregate Exercise Price of the Warrant (or such portion thereof which is being exercised), whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares so purchased. The Company agrees that, if at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

     Certificates for shares purchased hereunder shall be delivered to the holder hereof within a reasonable time, but not later than ten (10) days, after the date on which this Warrant shall have been exercised as aforesaid.

     If this Warrant is exercised with respect to less than all of the shares covered hereby, the holder hereof shall be entitled to receive a new Warrant, in this form, covering the number of shares with respect to which this Warrant shall not have been exercised less that number of shares (if any) cancelled in payment of the Exercise Price of the Warrant as set forth in clause 2 hereof.

     The Company covenants that all shares of stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3.   No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant.

     4.   Charges, Taxes and Expenses.  Issuance of certificates for shares of
          ---------------------------
Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event
                                           --------  -------
certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer
                                   ----------------
involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     5.   No Rights as Shareholders.  This Warrant does not entitle the holder
          -------------------------
hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

     6.   Exchange and Registry of Warrant.  This Warrant is exchangeable, upon
          --------------------------------
the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange.

     7.   Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the
          -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     8.   Saturdays, Sundays, Holidays, etc.  If the last or appointed day for
          ---------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     9.   Adjustment.
          ----------

          (a)   Shares. The number of shares and the type of stock for which
                ------
     this is exercisable is subject to adjustment from time to time as follows:

               (i) In the event of any subdivision or change of the shares of Common Stock of the Company at any time while this Warrant is outstanding into a greater number of shares of Common Stock, the Company shall thereafter deliver at the time of acquisition of shares of Common Stock under this Warrant, in lieu of the number of shares of Common Stock in respect of which the right of acquisition hereunder is then being exercised, such greater number of shares of Common Stock of the Company as would result from said subdivision or change had the right of acquisition hereunder been exercised before such subdivision or change without the holder giving any other consideration therefor.

               (ii) In the event of any consolidation of the shares of Common Stock of the Company at any time while this Warrant is outstanding into a lesser number of shares of Common Stock, the Company shall thereafter deliver, and the holder of this Warrant shall accept, at the time of acquisition of shares of Common Stock under this Warrant, in lieu of the number of shares of Common Stock in respect of which the right of acquisition hereunder is then being exercised, such lesser number of shares of Common Stock of the Company as would result from such consolidation had the right of acquisition hereunder been exercised before such consolidation.

               (iii) In the event of any reclassification of the shares of Common Stock of the Company at any time while this Warrant is outstanding, the Company shall thereafter deliver at the time of acquisition of shares of Common Stock under this Warrant the number of shares of the Company of the appropriate class or classes resulting from said reclassification as the holder would have been entitled to receive in respect of shares of Common Stock in respect of which the right of acquisition hereunder is then being exercised had the right of acquisition hereunder been exercised before such reclassification.

               (iv) If the Company, at any time while this Warrant is outstanding, shall distribute any class of shares or rights, options or warrants (other than those referred to above) or evidence of indebtedness or property (excluding cash dividends paid in the ordinary course) to holders of shares of Common Stock of the Company, the number of shares to be issued by the Company under this Warrant shall, at the time of acquisition of shares of Common Stock under this Warrant, be appropriately adjusted and the holder shall receive, in lieu of the number of shares in respect of which the right of acquisition hereunder is then being exercised, the aggregate number of shares or other securities or property that the holder would have been entitled to receive as a result of such event if, on the record date thereof, the holder had been the registered holder of the number of shares of Common Stock to which the holder was theretofore entitled upon exercise of the rights of the holder hereunder.

               (v) If the Company, at any time while this Warrant is outstanding, shall pay any stock dividend upon shares of stock of the Company of the class or classes in respect of which the right of acquisition hereunder is then given under this Warrant, then the Company shall thereafter deliver at the time of acquisition of shares under this Warrant, in addition to the number of shares of stock of the Company in respect of which the right of acquisition is then being exercised, the additional number of shares of the appropriate class or classes as would have been payable on the shares of stock of the Company so acquired if the shares so acquired had been outstanding on the record date for the payment of the said stock dividend or stock dividends.

               (vi) If the Company, at any time while this Warrant is outstanding, shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or outstanding stock or a recapitalization of the Common Stock) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being herein called the "Transaction" and the date of consummation of the Transaction being herein called the "Consummation Date"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that the holder hereof, upon the exercise hereof at any time on or after the Consummation Date, shall be entitled to receive, and this Warrant shall thereafter represent the right to receive, in lieu of the Common Stock issuable upon such exercise prior to the Consummation Date, the amount of securities or other property to which such holder would actually have been entitled as a shareholder upon the consummation of the Transaction if the holder had exercised this Warrant immediately prior thereto.

          (b)  Automatic Amendment.  On the happening of each and every event
               -------------------
set forth in this (S)9, the applicable provisions of this Warrant shall, ipso
                                                                         ----
facto, be deemed to be amended accordingly and the Company shall take all
- -----
necessary action so as to comply with such provisions as so amended.

     10.  Miscellaneous.
          -------------

          (a)  Issue Date.  The provisions of this Warrant shall be construed
               ----------
and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

          (b)  Restrictions.  The holder hereof acknowledges that the Common
               ------------
Stock acquired upon the exercise of this Warrant shall have restrictions upon its resale imposed by state and federal securities laws.

          (c)  Authorized Shares.  The Company covenants that during the period
               -----------------
the Warrant is exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any acquisition rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the acquisition rights under this Warrant.

          (d)  No Impairment.  The Company will not, by amendment of its
               -------------
Articles of Incorporation or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment.

          (e)  Notices of Record Date.  In case
               ----------------------

               (i) the Company shall take a record of the holders of its Common Stock for the purposes of entitling them to receive any dividend (other than a cash dividend in the ordinary course) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares or stock of any class or any other securities or property, or to receive any other right; or

               (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

               (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

     IN WITNESS WHEREOF, Neurocrine Biosciences, Inc. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  ______________, _______.



                                        NEUROCRINE BIOSCIENCES, INC.


                                        By:_____________________________________

                                        Title:__________________________________

                                ASSIGNMENT FORM
                                ---------------

              (To assign the foregoing warrant, execute this form
                 and supply required information.  Do not use
                         this form to acquire shares.)


     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to



________________________________________________________________________________
                                 (Please Print)

whose address is _______________________________________________________________

                                   (Please Print)


                                   Dated:_______________________, _______.


                                   Holder's Signature:__________________________

                                   Holder's Address:____________________________


     Note: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company.
Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                              NOTICE OF EXERCISE
                              ------------------


TO:  NEUROCRINE BIOSCIENCES, INC.

     (1) The undersigned hereby elects to acquire ___________________ shares of Common Stock of Neurocrine Biosciences, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                        ______________________________
                                    (Name)



                        ______________________________
                                   (Address)

     (3) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



_______________________________                 _______________________________
          (Date)                                           (Signature)

                                   EXHIBIT D
                                      TO
                              EXCHANGE AGREEMENT


     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE FOR SUCH OFFER, SALE, OR TRANSFER, PLEDGE OR HYPOTHECATION IN THE OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY.


                               SERIES D WARRANT

                     To Acquire Shares of Common Stock of

                         NEUROCRINE BIOSCIENCES, INC.

     THIS CERTIFIES that, for value received, ______________________________ is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time between the date of issuance hereof and the tenth anniversary of the date of issuance hereof (the "Exercise Period") to that number of shares of Neurocrine Biosciences, Inc., a California corporation (the "Company") which is equal to the Amount Invested divided by a price per share of Common Stock determined as follows: (A) US $7.45 or, in the event there has been an IPO by the date of the Put Notice and such date is prior to January 1, 1999, the lesser of US $7.45 and the IPO Price; or (B) if there has been neither an IPO nor a Put Notice prior to January 1, 1999, the lesser of US $5.75 and the Fair Market Value, subject to adjustment as set forth below. For the purposes hereof:

"Amount Invested" means the amount of funds invested in Neuroscience Pharma
(NPI) Inc. by the first Investor to hold this Warrant pursuant to and as reflected in Exhibit C to the Unit Purchase Agreement entered into on March 29, 1996 among the Company, Neuroscience Pharma (NPI) Inc. and the Investors;

"Fair Market Value" means the value per share of the Company's Common Stock determined as of the date on which this Warrant shall have been issued, by an investment banker, agreed upon in accordance with the Exchange Agreement entered into on March 29, 1996 among the Company, Neurocrine Biosciences (Canada) Inc. and the Investors, in comparison with other scientific research and development companies at a similar stage of maturity;

"Investors" shall have the meaning ascribed thereto in the Exchange Agreement;

"IPO" means the initial public offering of the Company's Common Stock;

"IPO Price" means the offering price per share for shares of the Company's Common Stock referred to in the registration statement filed by the Company with the Securities and Exchange Commission (prior to deduction of underwriters' discounts and other offering expenses);

"Put Notice" means the notice given by the registered holder hereof which gave rise to the issuance of this Warrant, as defined in the Exchange Agreement;

and the Amount Invested shall be converted from C$ to US$, for the purpose of determining the number of shares of entitlement to the Company's Common Stock, by using the rate of exchange published in the Wall Street Journal on the last day the newspaper is published preceding the Closing Date (as defined in the Unit Purchase Agreement).

     Notwithstanding the foregoing, the Company shall have, at any time during the Exercise Period, upon the exercise by the holder hereof, the right to "cash out" this Warrant by paying to the holder hereof the net cash value of the Warrant (being, if and only if the Common Stock is then publicly traded, the average closing price for the five trading days which precede by two trading days the date of the Notice of Exercise Form annexed hereto minus the Exercise Price, multiplied by the number of shares of Common Stock then represented by this Warrant), provided such cash value is less than US $100,000.

     1.   Title of Warrant.  Prior to the expiration hereof and subject to
          ----------------
compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 2 hereof, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2.   Exercise of Warrant.  The rights to acquire shares of Common Stock
          -------------------
represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time during the Exercise Period, subject to adjustment as hereinafter provided, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed at the office of the Company, in San Diego, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased (a) by cash or check or bank draft payable to the order of the Company, (b) by cancellation of indebtedness of the Company payable to the holder hereof at the time of the exercise, or (c) if and only if the Common Stock is publicly traded, by delivery of an election in writing to receive a number of shares of Common Stock equal to the aggregate number of shares of Common Stock subject to this Warrant (or the portion thereof being issued upon such exercise) less that number of shares of Common Stock having a market value as of such date equal to the aggregate Exercise Price of the Warrant (or such portion thereof which is being exercised), whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares so purchased. The Company agrees that, if at the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

     Certificates for shares purchased hereunder shall be delivered to the holder hereof within a reasonable time, but not later than ten (10) days, after the date on which this Warrant shall have been exercised as aforesaid.

     If this Warrant is exercised with respect to less than all of the shares covered hereby, the holder hereof shall be entitled to receive a new Warrant, in this form, covering the number of shares with respect to which this Warrant shall not have been exercised less that number of shares (if any) cancelled in payment of the Exercise Price of the Warrant as set forth in clause 2.(c) hereof.

     The Company covenants that all shares of stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3.   No Fractional Shares or Scrip.  No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant.

     4.   Charges, Taxes and Expenses.  Issuance of certificates for shares of
          ---------------------------
Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for
                        --------  -------
shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or
            ----------------
delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     5.   No Rights as Shareholders.  This Warrant does not entitle the holder
          -------------------------
hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

     6.   Exchange and Registry of Warrant.  This Warrant is exchangeable, upon
          --------------------------------
the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange.

     7.   Loss, Theft, Destruction or Mutilation of Warrant.  Upon receipt by
          -------------------------------------------------
the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     8.   Saturdays, Sundays, Holidays, etc.  If the last or appointed day for
          ---------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

     9.   Adjustment.
          ----------

          (a)  Shares.  The number of shares and the type of stock for which
               ------
this Warrant is exercisable is subject to adjustment from time to time as follows:

                 (i) In the event of any subdivision or change of the shares of Common Stock of the Company at any time while this Warrant is outstanding into a greater number of shares of Common Stock, the Company shall thereafter deliver at the time of acquisition of shares of Common Stock under this Warrant, in lieu of the number of shares of Common Stock in respect of which the right of acquisition hereunder is then being exercised, such greater number of shares of Common Stock of the Company as would result from said subdivision or change had the right of acquisition hereunder been exercised before such subdivision or change without the holder giving any other consideration therefor.

                (ii) In the event of any consolidation of the shares of Common Stock of the Company at any time while this Warrant is outstanding into a lesser number of shares of Common Stock, the Company shall thereafter deliver, and the holder of this Warrant shall accept, at the time of acquisition of shares of Common Stock under of this Warrant, in lieu of the number of shares of Common Stock in respect of which the right of acquisition hereunder is then being exercised, such lesser number of shares of Common Stock of the Company as would result from such consolidation had the right of acquisition hereunder been exercised before such consolidation.

               (iii) In the event of any reclassification of the shares of Common Stock of the Company at any time while this Warrant is outstanding, the Company shall thereafter deliver at the time of acquisition of shares of Common Stock under this Warrant the number of shares of the Company of the appropriate class or classes resulting from said reclassification as the holder would have been entitled to receive in respect of shares of Common Stock in respect of which the right of acquisition hereunder is then being exercised had the right of acquisition hereunder been exercised before such reclassification.

                (iv) If the Company, at any time while this Warrant is outstanding, shall distribute any class of shares or rights, options or warrants (other than those referred to above) or evidence of indebtedness or property (excluding cash dividends paid in the ordinary course) to holders of shares of Common Stock of the Company, the number of shares to be issued by the Company under this Warrant shall, at the time of acquisition of shares of Common Stock under this Warrant, be appropriately adjusted and the holder shall receive, in lieu of the number of shares in respect of which the right of acquisition hereunder is then being exercised, the aggregate number of shares or other securities or property that the holder would have been entitled to receive as a result of such event if, on the record date thereof, the holder had been the registered holder of the number of shares of Common Stock to which the holder was theretofore entitled upon exercise of the rights of the holder hereunder.

                 (v) If the Company, at any time while this Warrant is outstanding, shall pay any stock dividend upon shares of stock of the Company of the class or classes in respect of which the right of acquisition hereunder is then given under this Warrant, then the Company shall thereafter deliver at the time of acquisition of shares under this Warrant, in addition to the number of shares of stock of the Company in respect of which the right of acquisition is then being exercised, the additional number of shares of the appropriate class or classes as would have been payable on the shares of stock of the Company so acquired if the shares so acquired had been outstanding on the record date for the payment of the said stock dividend or stock dividends.

                (vi) If the Company, at any time while this Warrant is outstanding, shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or outstanding stock or a recapitalization of the Common Stock) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being herein called the "Transaction" and the date of consummation of the Transaction being herein called the "Consummation Date"), then, as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that the holder hereof, upon the exercise hereof at any time on or after the Consummation Date, shall be entitled to receive, and this Warrant shall thereafter represent the right to receive, in lieu of the Common Stock issuable upon such exercise prior to the Consummation Date, the amount of securities or other property to which such holder would actually have been entitled as a shareholder upon the consummation of the Transaction if the holder had exercised this Warrant immediately prior thereto.

          (b)  Automatic Amendment.  On the happening of each and every event
               -------------------
set forth in this (S)9, the applicable provisions of this Warrant shall, ipso
                                                                         ----
facto, be deemed to be amended accordingly and the Company shall take all
- -----
necessary action so as to comply with such provisions as so amended.

     10.  Miscellaneous.
          -------------

          (a)  Issue Date.  The provisions of this Warrant shall be construed
               ----------
and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

          (b)  Restrictions.  The holder hereof acknowledges that the Common
               ------------
Stock acquired upon the exercise of this Warrant shall have restrictions upon its resale imposed by state and federal securities laws.

          (c)  Authorized Shares.  The Company covenants that during the period
               -----------------
the Warrant is exercisable, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any acquisition rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the acquisition rights under this Warrant.

          (d)  No Impairment.  The Company will not, by amendment of its
               -------------
Articles of Incorporation or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment.

          (e)  Notices of Record Date.  In case
               ----------------------

               (i) the Company shall take a record of the holders of its Common Stock for the purposes of entitling them to receive any dividend (other than a cash dividend in the ordinary course) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares or stock of any class or any other securities or property, or to receive any other right; or

              (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

             (iii) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

     IN WITNESS WHEREOF, Neurocrine Biosciences, Inc. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  ______________, ______.



                                             NEUROCRINE BIOSCIENCES, INC.


                                             By:________________________________

                                             Title:_____________________________

                                ASSIGNMENT FORM
                                ---------------

              (To assign the foregoing warrant, execute this form
                 and supply required information.  Do not use
                         this form to acquire shares.)


     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to



________________________________________________________________________________
                                (Please Print)

whose address is _______________________________________________________________
                                (Please Print)


                                Dated:_______________________, _______.


                                Holder's Signature:_____________________________

                                Holder's Address:_______________________________


     Note: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company.
Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                              NOTICE OF EXERCISE
                              ------------------


TO:  NEUROCRINE BIOSCIENCES, INC.

     (1) The undersigned hereby elects to acquire ___________________ shares of Common Stock of Neurocrine Biosciences, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


                    _______________________________________
                                    (Name)



                    _______________________________________
                                   (Address)

     (3) The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.


_____________________________________      _____________________________________
               (Date)                                   (Signature)

                                   EXHIBIT E
                                       TO
                               EXCHANGE AGREEMENT


     THIS INSTRUMENT forms part of the Exchange Agreement (the "Agreement") entered into on the 29th day of March, 1996, by and among Neurocrine Biosciences, Inc., Neurocrine Biosciences (Canada) Inc., Societe Financiere d'Innovation Inc., Neuroscience Partners Limited Partnership, The Health Care and Biotechnology Venture Fund, Business Development Bank of Canada and Canadian Medical Discoveries Fund, Inc., which Agreement permits execution by counterpart. The undersigned hereby acknowledges having received a copy of the said Agreement (which is annexed hereto as Schedule "1") and, having read the said Agreement in its entirety, hereby agrees that all of the provisions of the said Agreement shall be binding upon the undersigned as if the undersigned had been an original party to the Agreement as an Investor (as such term is defined in the Agreement) and such provisions shall enure to the benefit of and be binding upon the undersigned, its successors and assigns.

     IN WITNESS WHEREOF the undersigned has executed this instrument on this __ day of __.


                                    [Investor]


                                    Per: ______________________________________